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                                                                      EXHIBIT 21



                         MERCK & CO., INC. SUBSIDIARIES
                            AS OF DECEMBER 31, 1993


         Each of the subsidiaries below does business under the name in which listed. A subsidiary of a subsidiary is indicated by indentation under the immediate parent. All voting securities of the subsidiaries named are owned directly or indirectly by the Company, except where otherwise indicated. Certain other subsidiaries, principally overseas companies that are less than wholly owned, have been omitted since, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary as of December 31, 1993.


                                                                               Country or State
                 Name                                                          of Incorporation
                 ----                                                          -----------------
Chibret A/S                                                                             Denmark

International Indemnity Limited                                                         Bermuda

Kelco Specialty Colloids, Limited                                                       Canada

Laboratorios Prosalud S.A.                                                              Peru

Medco Containment Services, Inc.                                                        Delaware
         Apartment Lease Corporation                                                    New York
         CM Delaware Corporation                                                        Delaware
         Flex Rx of Pennsylvania, Inc.                                                  Pennsylvania
         Managed Care, Inc.                                                             Nevada
         MCCO Corp.                                                                     New Jersey
         MCSI Corp.                                                                     New Jersey
         Medco Containment Services Foundation, Inc.                                    New Jersey
         Medco Containment Services, Inc. Political Action Committee Corp.              New Jersey
         Medco Holdings Corp.                                                           Delaware
            Medco Behavioral Care Corporation                                           Delaware
                 American Biodyne, Inc.                                                 Delaware
                    Achievement and Guidance Centers of America, Inc.                   Pennsylvania
                          AGCA Headquarters Limited Partnership                         Pennsylvania
                          AGCA New York, Inc.                                           New York
                             Achievement and Guidance Centers - U.S., Inc.              New York
                             Achievement and Guidance Centers of New York, Inc.         New York
                             AGCA/SANUS New York, Inc.                                  New York
                          Quality Health Care Solutions, Inc.                           Pennsylvania
                             Companion Benefit Alternatives, Inc.                       S. Carolina
                             AGCA/Net Recovery Systems                                  Pennsylvania
                    AGCA Acquisition Corporation - New York                             Delaware

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
                                                                               Country or State
                 Name                                                          of Incorporation
                 ----                                                          -----------------
                    Alliance Health Systems, Inc.                                       Indiana
                    American Biodyne Military Health Plan, Inc.                         Delaware
                    Arizona Biodyne, Inc.                                               Arizona
                    California Biodyne Health Services, Inc.                            California
                    Colorado Biodyne, Inc.                                              Colorado
                    Florida Biodyne, Inc.                                               Florida
                    Hawaii Biodyne, Inc.                                                Hawaii
                    Illinois Biodyne, Inc.                                              Illinois
                    Indiana Biodyne, Inc.                                               Indiana
                    Louisiana Biodyne, Inc.                                             Louisiana
                    Maine Biodyne, Inc.                                                 Maine
                    Massachusetts Biodyne, Inc.                                         Massachusetts
                    Michigan Biodyne, Inc.                                              Michigan
                    Nevada Biodyne, Inc.                                                Nevada
                    New Mexico Biodyne, Inc.                                            New Mexico
                    North Carolina Biodyne, Inc.                                        N. Carolina
                    Ohio Biodyne, Inc.                                                  Ohio
                    Pennsylvania Biodyne, Inc.                                          Pennsylvania
                    Tennessee Biodyne, Inc.                                             Tennessee
                    Texas Biodyne, Inc.                                                 Texas
                    Vermont Biodyne, Inc.                                               Vermont
                 American Biodyne Insurance Company                                     Illinois
                 Medco Behavioral Care Systems Corporation                              Ohio
                 PPC Group, Inc.                                                        Delaware
                    Medco Behavioral Care of California, Inc.                           Missouri
                    P.P.C. Inc.                                                         Missouri
                          Personal Performance Consultants of New York, Inc.            New York
            Medical Marketing Group, Inc.(1)                                            Delaware
                 KSF Medical Publishing Company, Inc.                                   New York
                 Medical Marketing, Inc.                                                Delaware
                 MMGI Corp.                                                             New Jersey
                 PPI Holding, Inc.                                                      Delaware
                    Payer Prescribing Information, Inc.                                 Pennsylvania
                 TELERx Marketing, Inc.                                                 Pennsylvania
                 MMGI Corp.                                                             New Jersey
            MMG Acquisition Corp.                                                       Delaware
            Synetic, Inc.(2)                                                            Delaware
                 Alliance Health Services, Inc.                                         Delaware




(1) 54.2% publicly owned
(2) 58.7% publicly held
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
                                                                               Country or State
                 Name                                                          of Incorporation
                 ----                                                          -----------------
                    Brownstone Pharmacy, Inc.                                           Connecticut
                    Omni Med B, Inc.                                                    Connecticut
                    Alliance Home Health Care, Inc.                                     Connecticut
                 Dunnington Drug, Inc.                                                  Delaware
                    Dunnington Rx Services of Massachusetts, Inc.                       Massachusetts
                          DD Wholesale, Inc.                                            Massachusetts
                    Dunnington Rx Services of Rhode Island, Inc.                        Rhode Island
                 Healthcare Prescription Services, Inc.                                 Indiana
                 Porex Technologies Corp.                                               Delaware
                    Porex International, Inc.                                           Barbados
                    Porex Scientific Inc.                                               Delaware
                    Porex Surgical, Inc.                                                Delaware
                    POREX Technologies GmbH                                             Germany
                 Sync Corp.                                                             New Jersey
         Medco MM Corp.                                                                 New Jersey
         NRX Services, Inc.                                                             New York
         NRx Federal Corp.                                                              Delaware
         National Administrative Services, Inc.                                         Delaware
         National Pharmacies, Inc.                                                      New Jersey
         National Rx Services No. 2, Inc.                                               Florida
         National Rx Services No. 2, Inc. of Ohio                                       Ohio
         National Rx Services No. 3, Inc. of Ohio                                       Ohio
         National Rx Services, Inc. (Ohio I)                                            Ohio
         National Rx Services, Inc. of Mass.                                            Massachusetts
         National Rx Services, Inc. of Missouri                                         Missouri
         National Rx Services, Inc. of Nevada                                           Nevada
         National Rx Services, Inc. of Pennsylvania                                     Pennsylvania
         National Rx Services, Inc. of Texas                                            Texas
         National Rx Services, Inc. of Washington                                       Washington
         National Rx Services, Inc. (Florida I)                                         Florida
         National Rx Services, Inc. (California)                                        California
         Paid Direct, Inc.                                                              Delaware
         Paid Prescriptions, Inc.                                                       Nevada
         Physician Marketing Services, Inc.                                             Delaware
         Replacement Distribution Center, Inc.                                          Ohio

Merck and Company, Incorporated                                                         Delaware

Merck Capital Resources, Inc.                                                           Delaware

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
                                                                               Country or State
                 Name                                                          of Incorporation
                 ----                                                          -----------------
Merck Foreign Sales Corporation                                                         Guam

Merck Foreign Sales Corporation Ltd.                                                    Bermuda

Merck Holdings, Inc.                                                                    Delaware
         Calgon Vestal Laboratories, Inc.                                               Delaware
            Kelco International S.A.                                                    France
            Merck de Puerto Rico, Inc.                                                  Delaware
            MSD International Holdings, Inc.                                            Delaware
                 Banyu Pharmaceutical Company, Limited(3)                               Japan
                    A.S.C. Service Co., Ltd.(3)                                         Japan
                    Nippon Merck-Banyu Co., Limited(3)                                  Japan
         Frosst Laboratories, Inc.                                                      Delaware
         Frosst Portuguesa - Productos Farmaceuticos, Lda.                              Portugal
         Hubbard Farms, Inc.                                                            Delaware
            Hubbard Foods, Inc.                                                         New Hampshire
            Hubbard France S.A.R.L.                                                     France
            Hubbard Laboratories, Inc.                                                  Delaware
         Kelco Company                                                                  Delaware
            Monterey Kelp Corporation                                                   California
         Kelco Oil Field Group, Inc.                                                    Delaware
            Kelco Specialty Colloids (S) Pte. Ltd.                                      Singapore
            Merck Sharp & Dohme de Venezuela C.A.                                       Venezuela
            Merck Sharp & Dohme Holdings de Mexico, S.A. de C.V.                        Mexico
                    Merck Sharp & Dohme de Mexico, S.A. de C.V.                         Mexico
            Merck Sharp & Dohme (I.A.) Corp.                                            Delaware
                    Merck Sharp & Dohme (Argentina) Inc.                                Delaware
            Merck Sharp & Dohme Industrial e Exportadora Limitada                       Brazil
                    Merck Sharp & Dohme Farmaceutica e Veterinaria Ltda.                Brazil
         Merck Sharp & Dohme (International) Limited                                    Bermuda
            Merck Sharp & Dohme (Asia) Limited                                          Hong Kong
                 Merck Sharp & Dohme (China) Limited                                    Hong Kong
            Merck Sharp & Dohme S.A.                                                    France
         Merck Sharp & Dohme - Lebanon S.A.L.                                           Lebanon
         Merck Sharp & Dohme Overseas Finance                                           Luxembourg
            Merck Frosst Canada, Inc.                                                   Canada
                 General Trade Co., S.A.                                                Peru

(3) 49.13% publicly held
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                                                                          Page 5



                                                                               Country or State
                 Name                                                          of Incorporation
                 ----                                                          -----------------
            Merck Sharp & Dohme (Australia) Pty. Ltd.                                   Australia
            Merck Sharp & Dohme B.V.                                                    Netherlands
                 Compagnie Chimique Merck Sharp & Dohme S.A.                            France
                 Hubbard Europa B.V.                                                    Netherlands
                    Hubbard Belgium International N.V.                                  Belgium
                    Hubbard Deutschland GmbH                                            Germany
                    Hubbard Italia SRL                                                  Italy
                    Hubbard Nederland B.V.                                              Netherlands
                    Hubbard Poultry U.K. Limited                                        Great Britain
                 Laboratoires Merck Sharp & Dohme-Chibret S.A.                          France
                    Chibret International                                               France
                    Chibret Pharmazeutische GmbH                                        Germany
                 Merck Sharp & Dohme GmbH                                               Austria
                 Merck Sharp & Dohme (Italia) S.p.A.                                    Italy
                 MSD Sharp & Dohme GmbH                                                 Germany
                    Dieckmann Arzneimittel GmbH                                         Germany
                    Frosst Pharma GmbH                                                  Germany
                    MSD Chibropharm GmbH                                                Germany
                    MSD Unterstutzungskasse GmbH                                        Germany
            Merck Sharp & Dohme-Chibret AG                                              Switzerland
                 MSD Technology L.P.                                                    Delaware
                    Merck Finance Co., Inc.                                             Delaware
            Merck Sharp & Dohme (Holdings) Limited                                      Great Britain
                 British United Turkeys Limited                                         Great Britain
                    Turkey Research & Development Limited                               Great Britain
                 Charles E. Frosst (U.K.) Limited                                       Great Britain
                    C V Laboratories Limited                                            Great Britain
                    Kelco International Limited                                         Great Britain
                          Alginate Industries (Ireland) Limited                         Ireland
                          Alginate Industries Limited                                   Great Britain
                          Alginate Industries (Scotland) Limited                        Great Britain
                          Kelco International GmbH                                      Germany
                          Kelco International Pension Fund Trust Limited                Great Britain
                 Kelco Biospecialties Limited                                           Great Britain
                 Merck Sharp & Dohme Finance Europe                                     Great Britain
                 Merck Sharp & Dohme Limited                                            Great Britain
                 Thomas Morson & Son Limited                                            Great Britain
            Merck Sharp & Dohme Idea, Inc.                                              Switzerland
                 Merck Sharp & Dohme Trading & Service                                  Hungary
                     Limited Liability Company

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
                                                                               Country or State
                 Name                                                          of Incorporation
                 ----                                                          -----------------
            Merck Sharp & Dohme (Sweden) A.B.                                           Sweden
            MSD Ireland (Holdings) S.A.                                                 Luxembourg
                 Fabrica de Productos Quimicos y Farmaceuticos ABELLO, S.A.             Spain
                 Fregenal Holdings S.A.                                                 Panama
                 Frosst Iberica, S.A.                                                   Spain
                 Laboratorios Quimico-Farmaceuticos Chibret, Ltda.                      Portugal
                 Merck Sharp & Dohme de Espana, S.A.                                    Spain
                 Merck Sharp & Dohme (Ireland)                                          Bermuda
                 MSD Finance, B.V.                                                      Netherlands
                 Neopharmed S.p.A.                                                      Italy
            MSD (Norge) A/S                                                             Norway
            Suomen MSD Oy                                                               Finland
         Merck Sharp & Dohme of Pakistan Limited                                        Pakistan
         Merck Sharp & Dohme Quimica de Puerto Rico, Inc.                               Delaware
         Merck Sharp ve Dohme Ilaclari A.S.                                             Turkey
         MSD Chimie S.A.                                                                France
         MSD Lakemedel (Scandinavia) A.B.                                               Sweden
         Prosalud Peruana S.A.                                                          Peru

Merck Investment Co., Inc.                                                              Delaware

Merck Sharp & Dohme (Europe) Inc.                                                       Delaware

Merck Sharp & Dohme Industria Quimica e Veterinaria Limitada                            Brazil

Merck Sharp & Dohme, Limitada                                                           Portugal

Merck Sharp & Dohme (New Zealand) Limited                                               New Zealand
         Charles E. Frosst (New Zealand) Limited                                        New Zealand

Merck Sharp & Dohme Overseas Finance N.V.                                               Neth. Antilles

Merck Sharp & Dohme (Panama) S.A.                                                       Panama

Merck Sharp & Dohme (Philippines) Inc.                                                  Philippines

Merck Sharp & Dohme Scientific and Management Corp., Inc.                               Delaware

Merck Sharp & Dohme (Zimbabwe) (Private) Limited                                        Zimbabwe

MSD AGVET AG                                                                            Switzerland

MSD (Japan) Co., Limited                                                                Japan